Exhibit 1

                             Joint Filing Agreement

         Pursuant to Rule 13-1(k)(1) of Regulation 13D-G under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on
Schedule 13D to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: February 15, 2001
                                     SUN MULTIMEDIA PARTNERS, L.P.
                                     By:  Sun Multimedia Advisors, Inc.
                                             its General Partner

                                     By: /s/ Rodger R. Krouse
                                         -------------------------------
                                           Name:  Rodger R. Krouse
                                           Title: President and Treasurer

                                     SUN MULTIMEDIA ADVISORS, INC.


                                     By:  /s/ Rodger R. Krouse
                                          ------------------------------
                                           Name:  Rodger R. Krouse
                                           Title: President and Treasurer

                                     SUN VENTURE CAPITAL PARTNERS I, L.P.
                                     By:  Sun Venture Capital Advisors, Inc.
                                             its General Partner

                                     By: /s/ Marc J. Leder
                                         ---------------------------------------
                                           Name:  Marc J. Leder
                                           Title: President

                                     SUN VENTURE CAPITAL ADVISORS, INC.


                                     By: /s/ Marc J. Leder
                                         ---------------------------------------
                                           Name:  Marc J. Leder
                                           Title: President

                                     /s/ Marc J. Leder
                                     -----------------------------------
                                     Marc J. Leder

                                     /s/ Rodger R. Krouse
                                     -------------------------------------------
                                     Rodger R. Krouse

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